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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                Date of Report (date of earliest event reported):
                        August 7, 2002 (August 6, 2002)

                            GLOBALSANTAFE CORPORATION
             (Exact name of Registrant as specified in its charter)

          Cayman Islands                    1-14634               98-0108989
   (State or other jurisdiction    (Commission File Number)    (I.R.S. Employer
of incorporation or organization)                            Identification No.)


                             777 N. Eldridge Parkway
                            Houston, Texas 77079-4493
              (Address of principal executive offices and zip code)



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Item 5. Other Events.

     On August 6, 2002, GlobalSantaFe Corporation issued a news release announcing a share repurchase program. The news release is included as
Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

     (c) Exhibits.

          99.1  Press Release dated August 6, 2002.



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     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    GLOBALSANTAFE CORPORATION

                                     By: /s/ Michael R. Dawson
                                         ---------------------------------------
                                         Michael R. Dawson
                                         Vice President and Treasurer

Date:  August 7, 2002




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                                Index to Exhibits

Exhibit Number           Description
--------------           -----------
    99.1             Press Release dated August 6, 2002.


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